WESTCORE TRUST

Supplement dated May 9, 2016 to the Westcore Equity and Bond Funds Statement of Additional Information, dated April 29, 2016, relating to the Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund.

Effective May 10, 2016, Mark R. McKissick, is no longer serving as a Portfolio Manager of the Westcore Flexible Income Fund and the Westcore Plus Bond Fund. Therefore, all references to Mr. McKissick in the Statement of Additional Information are hereby deleted as of that date.

Effective May 10, 2016, Troy A. Johnson and Gregory M. Shea will manage the Westcore Flexible Income Fund.

Effective May 10, 2016, Kenneth A. Harris and Troy A. Johnson will manage the Westcore Plus Bond Fund.

Effective May 10, 2016, Kenneth A. Harris and Nicholas J. Foley will manage the Westcore Colorado Tax Exempt Fund.

Effective May 10, 2016, the following replaces the Portfolio Managers summary of other investment activities table for the Fixed Income Team table on page 75.

FIXED INCOME TEAM*
	Harris	Johnson	Shea	Foley

Registered Investment Companies
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Accts
Assets	$2,198,233,057	$0	$0	$23,726,839
# of Accounts	19	0	0	6

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Grand Totals
Assets	$2,198,233,057	$0	$0	$23,726,839
# of Accounts	19	0	0	6

Effective May 10, 2016, the following is included in the Ownership of Securities table beginning on page 76.

Portfolio Manager	Fund	Ownership Range
Nicholas Foley*	Colorado Tax-Exempt Fund	$10,000- $50,000
Gregory Shea*	Flexible Income Fund	$10,000- $50,000
Ken Harris*	Plus Bond	$50,000-$100,000

*	Information as of May 6, 2016.

Please retain this supplement for future reference.